UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2008

DAVIDSON DIVERSIFIED REAL ESTATE II, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-14483	62-1207077
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Davidson Diversified Real Estate II, L.P, a Delaware limited partnership (the “Registrant”), owns a 99.90% interest in Big Walnut, L.P., a Delaware limited partnership (the “Partnership”). The Partnership owned Big Walnut Apartments (“Big Walnut”), a 251-unit apartment complex located in Columbus, Ohio. On October 22, 2008, the Partnership sold Big Walnut to JRK Property Holdings, Inc., a California corporation, and JRK Birchmont Advisors, LLC, a Delaware limited liability company (collectively the “Purchaser”).  The Purchaser purchased Big Walnut, along with eleven other apartment complexes owned by entities affiliated with AIMCO Properties, L.P., an affiliate of both the Partnership and the Registrant’s managing general partner.  The total sales price for Big Walnut and the other apartment complexes was $125,600,000, of which $8,300,000 represents the portion of the sales price allocated to Big Walnut.  The allocated sales prices were based solely on allocations provided by the Purchaser.  The Registrant continues to own and operate one other investment property.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s managing general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the net sale proceeds will be available to distribute to the Registrant’s partners.

Item 9.01 Financial Statements and Exhibits

(b)            Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the continuing operations of the Registrant as if Big Walnut had been sold on January 1, 2007.  The following also excludes the Registrant’s investment in Reflections which sold on July 31, 2008.

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended June 30, 2008 and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

June 30, 2008

All other assets	$ 1,004
Investment property, net	2,574
Total Assets	$ 3,578

All other liabilities	$ 7,005
Mortgage note payable	8,494
Partners’ deficit	(11,921)
Total Liabilities and Partners’ Deficit	$ 3,578

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007

Total revenues	$ 1,073	$ 2,037
Total expenses	1,421	3,009
Net loss	$ (348)	$ (972)
Net loss per limited partnership unit	$(278.49)	$(777.72)

(d)   Exhibit

10.20       Third Amendment to Agreement for Purchase and Sale and Joint Escrow Instructions between Big Walnut, L.P., a Delaware limited partnership, and the affiliated Selling Partnerships and JRK Property Holdings, Inc., a California corporation and JRK Birchmont Advisors, LLC, a Delaware limited liability company, dated October 21, 2008. *

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON DIVERSIFIED REAL ESTATE II, L.P.

By:  Davidson Diversified Properties,Inc.

Managing General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Vice President

 Date: October 28, 2008